UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2011

Date of reporting period:	October 1, 2010 — September 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Money Market Liquidity Fund

Annual report 9|30|11

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Money Market
Liquidity Fund

Annual report
9 | 30 | 11

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio managers	3

Your fund’s performance	8

Your fund’s expenses	9

Terms and definitions	11

Trustee approval of management contract	12

Other information for shareholders	16

Financial statements	17

Federal tax information	31

About the Trustees	32

Officers	34

Message from the Trustees

Dear Fellow Shareholder:

Markets have reflected a heightened state of investor anxiety in recent weeks and months. The deepening European sovereign debt crisis, the potential for an economic slowdown in the United States, and the deceleration of growth by economic powerhouse China have all diminished investors’ appetite for risk.

While volatility may linger for some time, it is important to note that Putnam’s active portfolio managers continue to pursue investment opportunities around the world. In fact, during times when emotion drives market movements, nimble investors have historically had the best opportunities to take advantage of market inefficiencies.

We believe that in volatile markets, it is important to consult your financial advisor to help determine whether your portfolio reflects an appropriate degree of diversification. We also note that Putnam continues to bolster its lineup of funds that seek to limit volatility or guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate. Performance of class P shares assumes reinvestment of distributions. For a portion of the periods, this fund had expense limitations, without which returns would have been lower. Class P shares do not bear an initial sales charge. See pages 3 and 8–9 for additional performance information. To obtain the most recent month-end performance, please call Putnam at 1-800-225-1581. Yield reflects current performance more closely than total return.

Interview with your fund’s portfolio managers

Joanne M. Driscoll, CFA, and Jonathan M. Topper

How would you describe the investment environment during the 12 months ended September 30, 2011?

Joanne: With all the uncertainty and market volatility facing investors today, it’s easy to forget that the U.S. economy was beginning to turn a corner in the early months of the reporting period. Riskier assets like high-yield bonds and equities were rallying in response to a series of positive developments — most notably the encouraging financial results from corporate America. However, several developments pushed investors to reassess their expectations this past spring. Mixed economic indicators, Europe’s sovereign debt crisis, U.S. budget discussions, and inflationary pressures in China depressed investor sentiment and contributed to a more challenging atmosphere in the second half of the period.

Amid the increased uncertainty, we maintained Putnam Money Market Liquidity Fund’s conservative, high-quality focus and avoided the distressed sectors of the money market. The fund performed in line with the current interest-rate environment, which has been defined, in large measure, by the Fed’s [Federal Reserve’s] decision to hold its benchmark federal funds rate steady in the 0%-to-0.25% range for 33 months since December 2008. While the Fed’s action was designed to promote liquidity in the financial system and to stimulate economic growth, it has resulted in returns and yields on money market securities that have hovered at historic lows.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/11. See pages 2 and 8–9 for additional fund performance information. Index descriptions can be found on page 11.

The Fed has effectively cut interest rates to zero percent. What other steps has the central bank taken in recent months to foster stronger economic growth?

Jonathan: For some time, we have held the view that the Fed was unlikely to change its accommodative monetary policy until late 2012. However, given the increased risk of an economic downturn in recent months, the Fed calmed the markets in August by announcing that its current accommodative stance would extend well into 2013. We now expect the Fed to maintain this posture at least until the middle of 2013.

With little wiggle room with regard to monetary policy, the Fed, in a widely expected stimulus move, announced “Operation Twist” in September. The program involves selling $400 billion in short-term Treasuries and then buying an equal amount of longer-term Treasuries, starting in October 2011 and ending in June 2012. This program is designed to push down yields on long-term bonds, while keeping short-term rates relatively unchanged. By helping to lower interest rates on mortgage and business loans, the Fed hopes that consumers and companies will have an incentive to borrow and spend money.

What are the implications of the European debt crisis for U.S. money market investors?

Joanne: The eurozone’s debt issues and the lack of a coordinated response weighed on investors’ minds throughout the period — contributing to weak confidence in the region. Many troubled European banks hold billions of euros in the sovereign debt of Greece, Spain, Italy and other struggling European countries, with French banks appearing the most vulnerable. The worry is that the European crisis could potentially spread to the United States, as many U.S. money market funds hold short-term European bank debt.

Over the course of the period, U.S. money market fund managers have been reducing their exposure to European banks — thereby attempting to limit the fallout in the event that the crisis deteriorates further. Given the turmoil in the region, we have sought to avoid exposure to the eurozone.

Allocations are represented as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

In August, ratings agency S&P [Standard & Poor’s] downgraded its credit rating for U.S. Treasuries. How significant was that move, and how did it affect money markets?

Jonathan: During the summer debt-ceiling debates, S&P was fairly clear that Washington’s inability to address such key issues as entitlement reform and tax reform — and the resulting failure to reduce the federal deficit over the next decade — would result in a downgrade. Ultimately, Congress raised the debt ceiling to meet its short-term debt obligations and passed a plan to reduce the federal debt by at least $2.1 trillion over the next decade instead of the $4 trillion that S&P was recommending. Citing concern about the growing burden of long-term U.S. federal debt, S&P followed through and downgraded the U.S. sovereign debt by one ratings notch from AAA to AA+.

It is important to note that the other two agencies — Moody’s and Fitch — did not follow suit. To answer the question about how the S&P downgrade affected money market funds, the downgrade applies only to the U.S. government’s long-term debt. In light of SEC [Securities and Exchange Commission] limitations on money market funds investing in longer-term securities, a money market fund would be more directly affected by a short-term debt rating downgrade. And there has not been any public discussion by the major rating agencies of downgrading the short-term credit rating for U.S. debt.

We continually monitor the amount of liquidity the fund maintains and adjust it where necessary to meet the needs of our shareholders. SEC Rule 2a-7, which governs the operations of registered money market funds and requires them to invest only in short-term, highly liquid securities that represent minimal credit risk, specifically mandates that taxable money market funds maintain 10% daily investments and 30% weekly investments as minimum liquidity requirements.

Where did you find your best investment opportunities in this complex market environment?

Joanne: Over the past year, we have maintained investments in high-quality, liquid money market securities such as repurchase agreements that are collateralized by government securities, U.S. Treasuries, and U.S. government agency notes. On September 30, 2011, the 7-day yield [with the fund’s expense limitation] was 0.10%, and the portfolio’s WAM [weighted average maturity] was 33 days.

Which holdings exemplified your strategy?

Jonathan: The fund’s investments in U.S. government agency notes were central to the fund’s income strategy in the second half of the period. During the period, we purchased short-term, fixed-rate agency notes issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, known, respectively, as Fannie Mae and Freddie Mac. These securities, a leading source of residential mortgage financing in the United States, carry excellent credit ratings given their implicit U.S. government support.

Since the conservatorship by the Federal Housing Finance Agency in September 2008, liquidity and capital support for these GSEs [government-sponsored enterprises] have been effectively open-ended and will likely remain, in our opinion, for an extended period. A congressional reform package never materialized after the 2010 elections, and as time passed, the bailouts of these institutions evolved into ever-expanding public policy initiatives focused on assisting distressed borrowers in restructuring their mortgages while continuing to facilitate their broader primary mortgage market liquidity mandates. At this point, we believe the outlines of a more permanent form of corporate reform for these two GSEs, as well as of an exit strategy for the U.S. government and taxpayers, are not likely to take shape before the 2012 elections. It appears more likely than we had thought in the past that the status quo could remain in effect for an extended period.

In the ABCP [asset-backed commercial paper] market, we look for issuers that are supported by diversified high-quality financial assets, maintain ample third-party structural support, and have strong management and sponsorship. Straight-A Funding exemplified our strategy in this market during the period.

What is your outlook for the economy and money markets over the next several months?

Joanne: Revised GDP data show that the U.S. recession was deeper than we originally thought, suggesting that the recovery will likely be slower. U.S. growth in the first half of 2011 was especially weak, held back by higher oil prices, fiscal tightening, especially at the state and local levels, and the disruptive consequences of the Japanese disasters. With some of these factors reversing, we expected to see stronger performance in the second half of 2011. But we believe that the weakness in the financial markets during the third quarter and the mounting stresses in Europe represent major headwinds for the economy. Furthermore, sharp declines have occurred in consumer confidence and in key business indicators, notably, the Philadelphia Fed Index, and, in our view, the risk of a “double-dip” recession is now uncomfortably high.

When economic conditions begin to solidly improve, we believe interest-rate normalization in the United States is likely to occur. Until that time, with money market yields indicating that short-term rates could hold at their current and very low levels well into 2012 and beyond, we will continue to focus on safety and liquidity,

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

while looking for competitive yields further out on the money market maturity spectrum when investment opportunities arise.

Thank you, Joanne and Jonathan, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Consider these risks before investing: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper is a Portfolio Analyst at Putnam. He has a B.A. from Northeastern University. Jonathan has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

U.S. corporations are holding more cash on their books than at any time in nearly 50 years. At the end of June, non-financial companies held more than $2 trillion in cash and other liquid assets, according to the Federal Reserve (the Fed). This marks an increase of more than $88 billion since the end of March. Cash accounted for 7.1% of all company assets, according to the Fed, the highest level since 1963. The Fed’s analysis does not include the substantial amount of cash that U.S. companies hold overseas. While critics are putting pressure on companies to use the cash to invest or create more jobs, others say the sizeable cash holdings could provide an important buffer for U.S. companies if European bank woes should spark a global financial crisis.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/11

Class P
(inception date)	(4/13/09)

Net asset value

Life of fund	0.45%
Annual average	0.18

1 year	0.11

Current yield (end of period)*	NAV

Current 7-day yield	0.10%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class P shares do not carry an initial sales charge or contingent deferred sales charge (CDSC).

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

For a portion of the periods, this fund had expense limitations, without which returns and yields would have been lower.

Comparative Lipper returns For periods ended 9/30/11

Lipper Institutional Money Market Funds
category average*

Life of fund	0.23%
Annual average	0.09

1 year	0.05

Lipper results should be compared to fund performance at net asset value.

* Over the 1-year and life-of-fund periods ended 9/30/11, there were 313 and 292 funds, respectively, in this Lipper category.

Fund distribution information For the 12-month period ended 9/30/11

Distributions	Class P

Number	12

Income	$0.001117

Capital gains	—

Total	$0.001117

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class P

Net expenses for the fiscal year ended 9/30/10*	0.05%

Total annual operating expenses for the fiscal year ended 9/30/10	0.30%

Annualized expense ratio for the six-month period ended 9/30/11†	0.04%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 1/30/12.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2011, to September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class P

Expenses paid per $1,000*†	$0.20

Ending value (after expenses)	$1,000.30

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/11.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2011, use the following calculation method. To find the value of your investment on April 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class P

Expenses paid per $1,000*†	$0.20

Ending value (after expenses)	$1,024.87

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/11.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They bear no management fee and are available only to other Putnam funds.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper Institutional Money Market Funds category average is an arithmetic average of the total return of all money market mutual funds tracked by the Lipper Institutional Money Market Funds Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 3rd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered information about the absolute return of your fund, and your fund’s performance relative to its internal benchmark. Putnam Money Market Liquidity Fund’s class P shares’ return net of fees and expenses was positive over the one-year period ended December 31, 2010, and exceeded the return of its internal benchmark over the one-year period.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2011, Putnam employees had approximately $298,000,000 and the Trustees had approximately $65,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Money Market Liquidity Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Money Market Liquidity Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Money Market Liquidity Fund as of September 30, 2011, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 17, 2011

The fund’s portfolio 9/30/11

REPURCHASE AGREEMENTS (50.5%)*	Principal amount	Value

Interest in $100,000,000 repurchase agreement dated
September 30, 2011 with Credit Suisse First Boston due
October 3, 2011 — maturity value of $100,000,417 for an
effective yield of 0.05% (collateralized by a U.S.
Treasury note with a coupon rate of 1.0% and a due date
of August 31, 2016, valued at $102,004,649)	$100,000,000	$100,000,000

Interest in $110,000,000 repurchase agreement dated
September 30, 2011 with Barclays Capital, Inc. due
October 3, 2011 — maturity value of $110,000,458 for an
effective yield of 0.05% (collateralized by a United
States Treasury bond with a coupon rate of 4.625% and a
due date of February 15, 2040, valued at $112,200,036)	110,000,000	110,000,000

Interest in $130,000,000 joint tri-party repurchase
agreement dated September 30, 2011 with JPMorgan
Securities, Inc. due October 3, 2011 — maturity value
of $29,000,218 for an effective yield of 0.09%
(collateralized by various Federal National Mortgage
Association securities with coupon rates ranging from
3.50% to 7.00% and due dates ranging from April 1, 2012
to October 1, 2041, valued at $132,600,769)	29,000,000	29,000,000

Interest in $295,000,000 joint tri-party repurchase
agreement dated September 30, 2011 with Citigroup Global
Markets, Inc. due October 3, 2011 — maturity value
of $194,001,617 for an effective yield of 0.10%
(collateralized by various mortgage-backed securities
with coupon rates ranging from 3.003% to 5.211% and due
dates ranging from December 1, 2020 to July 1, 2041,
valued at $300,900,001)	194,000,000	194,000,000

Interest in $420,000,000 joint tri-party repurchase agreement dated September 30, 2011 with Goldman Sachs & Co. due
October 3, 2011 — maturity value of $309,001,288 for an
effective yield of 0.05% (collateralized by various mortgage-
backed securities with coupon rates ranging from 2.458% to
6.00% and due dates ranging from April 1, 2026 to
September 1, 2041, valued at $428,400,000)	309,000,000	309,000,000

Interest in $460,000,000 joint tri-party repurchase agreement dated September 30, 2011 with Merrill Lynch & Co., Inc.
due October 3, 2011 — maturity value of $363,002,420
for an effective yield of 0.08% (collateralized by Government
National Mortgage Association securities with a coupon
rate of 4.50% and a due date of May 20, 2041, valued at $469,200,001)	363,000,000	363,000,000

Interest in $50,000,000 tri-party repurchase agreement dated
February 4, 2011 with Merrill Lynch & Co., Inc. due November 4,
2011, 0.27% FRN (collateralized by various corporate bonds
with coupon rates ranging from 1.90% to 6.875% and due dates
ranging from December 5, 2012 to March 15, 2020 valued at $52,500,000) TR	50,000,000	50,000,000

Interest in $56,000,000 joint tri-party repurchase
agreement dated September 30, 2011 with JPMorgan
Securities, Inc. due October 3, 2011 — maturity value
of $13,000,195 for an effective yield of 0.18%
(collateralized by various corporate bonds and
notes with coupon rates ranging from 3.625% to 10.75% and
due dates ranging from June 1, 2013 to October 1, 2040,
valued at $58,802,622)	13,000,000	13,000,000

REPURCHASE AGREEMENTS (50.5%)* cont.			Principal amount	Value

Interest in $93,409,000 joint tri-party repurchase
agreement dated September 30, 2011 with Deutsche Bank
Securities, Inc. due October 3, 2011 — maturity value
of $10,695,062 for an effective yield of 0.07%
(collateralized by United States Treasury notes with a
coupon rate of 2.25% and a due date of July 31, 2018,
valued at $95,277,239)			$10,695,000	$10,695,000

Interest in $286,500,000 joint tri-party repurchase
agreement dated September 27, 2011 with Citigroup Global
Markets, Inc. due October 4, 2011, 0.12% (collateralized
by various mortgage-backed securities with coupon rates
ranging from 3.495% to 6.039% and due dates ranging from
October 1, 2020 to September 20, 2041, valued at $292,447,981)			243,000,000	243,000,000

Interest in $150,000,000 joint tri-party repurchase agreement dated September 28, 2011 with Goldman Sachs & Co. due
October 5, 2011, 0.10% (collateralized by various Government
National Mortgage Association securities with coupon rates
ranging from 4.00% to 5.50% and due dates ranging from July 15,
2026 to April 20, 2041, valued at $153,000,001)			108,000,000	108,000,000

Interest in $150,000,000 joint tri-party repurchase
agreement dated September 28, 2011 with Deutsche Bank
Securities due October 5, 2011, 0.09% (collateralized by
various Federal Home Loan Mortgage Corporation securities
with coupon rates ranging from 3.50% to 7.00% and due dates
ranging from January 1, 2026 to March 1, 2040, valued
at $153,000,000)			108,000,000	108,000,000

Interest in $314,000,000 joint tri-party repurchase
agreement dated September 27, 2011 with Barclays
Capital, Inc. due October 4, 2011, 0.07% (collateralized
by various mortgage-backed securities with coupon rates
ranging from 2.151% to 5.953% and due dates ranging from
April 1, 2035 to August 1, 2041, valued at $320,280,001)			292,200,000	292,200,000

Total repurchase agreements (cost $1,929,895,000)				$1,929,895,000

U.S. GOVERNMENT AGENCY		Maturity	Principal
OBLIGATIONS (27.9%)*	Yield (%)	date	amount	Value

Bank of America Corp. FDIC guaranteed
notes, MTN, Ser. L [k]	2.100	4/30/12	$50,000,000	$50,551,371

Federal Farm Credit Bank discount notes	0.010	11/18/11	38,000,000	37,999,493

Federal Home Loan Bank discount notes	0.040	12/7/11	47,900,000	47,896,434

Federal Home Loan Bank discount notes	0.035	11/23/11	49,500,000	49,497,449

Federal Home Loan Bank discount notes	0.020	11/16/11	80,000,000	79,997,956

Federal Home Loan Bank discount notes	0.025	10/25/11	35,560,000	35,559,407

Federal Home Loan Bank discount notes	0.050	10/14/11	155,000,000	154,997,183

Federal Home Loan Mortgage Corp.
discount notes	0.055	1/10/12	50,500,000	50,492,208

Federal Home Loan Mortgage Corp.
discount notes	0.018	12/27/11	21,738,000	21,737,054

Federal Home Loan Mortgage Corp.
discount notes	0.045	12/21/11	41,400,000	41,395,808

Federal Home Loan Mortgage Corp.
discount notes	0.035	11/21/11	25,000,000	24,998,760

U.S. GOVERNMENT AGENCY		Maturity	Principal
OBLIGATIONS (27.9%)* cont.	Yield (%)	date	amount	Value

Federal Home Loan Mortgage Corp.
discount notes	0.030	11/2/11	$24,473,000	$24,472,347

Federal Home Loan Mortgage Corp.
discount notes	0.090	10/24/11	50,000,000	49,997,125

Federal Home Loan Mortgage Corp.
discount notes	0.055	10/17/11	59,925,000	59,923,535

Federal Home Loan Mortgage Corp.
discount notes	0.020	10/11/11	48,900,000	48,899,728

Federal National Mortgage Association
discount notes	0.039	12/12/11	112,845,000	112,836,115

Federal National Mortgage Association
discount notes	0.040	12/2/11	75,000,000	74,994,833

Federal National Mortgage Association
discount notes	0.100	10/17/11	100,000,000	99,995,556

Total U.S. government agency obligations (cost $1,066,242,362)				$1,066,242,362

U.S. TREASURY OBLIGATIONS (17.2%)*	Yield (%)	Maturity date	Principal amount	Value

U.S. Treasury Bills	0.129	10/20/11	$150,000,000	$149,989,946

U.S. Treasury Bills	0.108	4/5/12	195,000,000	194,892,475

U.S. Treasury Bills	0.284	1/12/12	30,000,000	29,975,967

U.S. Treasury Bills	0.260	11/17/11	50,000,000	49,983,289

U.S. Treasury Bills	0.112	10/13/11	125,000,000	124,995,417

U.S. Treasury Notes [k]	1.000	10/31/11	57,700,000	57,735,825

U.S. Treasury Notes [k]	0.875	1/31/12	50,000,000	50,121,744

Total U.S. treasury obligations (cost $657,694,663)				$657,694,663

ASSET-BACKED COMMERCIAL PAPER (3.0%)*	Yield (%)	Maturity date	Principal amount	Value

Straight-A Funding, LLC	0.190	12/1/11	$19,000,000	$18,993,883

Straight-A Funding, LLC	0.190	11/29/11	45,000,000	44,985,988

Straight-A Funding, LLC	0.190	11/14/11	11,500,000	11,497,329

Straight-A Funding, LLC	0.160	11/3/11	25,150,000	25,146,311

Straight-A Funding, LLC	0.160	10/11/11	7,786,000	7,785,654

Straight-A Funding, LLC	0.160	10/4/11	7,000,000	6,999,907

Total asset-backed commercial paper (cost $115,409,072)				$115,409,072

FOREIGN GOVERNMENT		Maturity	Principal
BONDS AND NOTES (1.3%)*	Yield (%)	date	amount	Value

Canada Treasury Bills	0.010	11/2/11	$50,000,000	$49,999,557

Total foreign government bonds and notes (cost $49,999,557)				$49,999,557

TOTAL INVESTMENTS

Total investments (cost $3,819,240,654)				$3,819,240,654

Key to holding’s abbreviations

FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRN	Floating Rate Note
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2010 through September 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $3,819,455,976.

k The rates shown are the current interest rates at the close of the reporting period.

TR Maturity value of a term repurchase agreement will equal the principal amount of the repurchase agreement plus interest.

Debt obligations are considered secured unless otherwise indicated.

The rates shown on FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$115,409,072	$—

Foreign government bonds and notes	—	49,999,557	—

Repurchase agreements	—	1,929,895,000	—

U.S. Government agency obligations	—	1,066,242,362	—

U.S. Treasury obligations	—	657,694,663	—

Totals by level	$—	$3,819,240,654	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/11

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$1,889,345,654
Repurchase agreements (identified cost $1,929,895,000)	1,929,895,000

Cash	1,837

Interest and other receivables	828,093

Total assets	3,820,070,584

LIABILITIES

Distributions payable to shareholders	279,078

Payable for investor servicing fees (Note 2)	35,139

Payable for custodian fees (Note 2)	16,233

Payable for Trustee compensation and expenses (Note 2)	154,981

Payable for administrative services (Note 2)	19,999

Payable for auditing fee	62,400

Payable for legal expense	40,553

Other accrued expenses	6,225

Total liabilities	614,608

Net assets	$3,819,455,976

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,819,451,718

Distributions in excess of net investment income (Note 1)	(120,973)

Accumulated net realized gain on investments (Note 1)	125,231

Total — Representing net assets applicable to capital shares outstanding	$3,819,455,976

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class P share
($3,819,455,976 divided by 3,819,451,718 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/11

INVESTMENT INCOME	$7,203,834

EXPENSES

Compensation of Manager (Note 2)	12,233,845

Investor servicing fees (Note 2)	483,266

Custodian fees (Note 2)	45,965

Trustee compensation and expenses (Note 2)	323,044

Administrative services (Note 2)	128,029

Auditing	142,792

Legal	335,384

Insurance	174,787

Other	24,252

Fees waived by Manager (Note 2)	(12,233,845)

Total expenses	1,657,519

Expense reduction (Note 2)	(2,394)

Net expenses	1,655,125

Net investment income	5,548,709

Net realized gain on investments (Notes 1 and 3)	135,910

Net gain on investments	135,910

Net increase in net assets resulting from operations	$5,684,619

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/11	Year ended 9/30/10

Operations:
Net investment income	$5,548,709	$6,601,404

Net realized gain on investments	135,910	204

Net increase in net assets resulting from operations	5,684,619	6,601,608

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class P	(5,752,993)	(6,348,240)

Increase (decrease) from capital share transactions (Note 4)	(1,774,677,423)	2,742,262,141

Total increase (decrease) in net assets	(1,774,745,797)	2,742,515,509

NET ASSETS

Beginning of year	5,594,201,773	2,851,686,264

End of year (including distributions in excess of net investment income of $120,973 and undistributed net investment income
of $83,311, respectively)	$3,819,455,976	$5,594,201,773

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
											investment
											income
											(loss)
	Net asset value,		Net realized	Total from	From	Total			Net assets,	Ratio of expenses	to average
	beginning	Net investment	gain (loss)	investment	net investment	distribu-	Net asset value,	Total return at net	end of period	to average	net assets
Period ended	of period	income (loss)	on investments	operations	income	tions	end of period	asset value (%) [a]	(in thousands)	net assets (%) [b,c]	(%) [c]

Class P
September 30, 2011	$1.00	.0011	— [d]	.0011	(.0011)	(.0011)	$1.00	.11	$3,819,456.03		.11
September 30, 2010	1.00	.0020	— [d]	.0020	(.0019)	(.0019)	1.00	.19	5,594,202.05		.19
September 30, 2009†	1.00	.0014	— [d]	.0014	(.0015)	(.0015)	1.00	.15 *	2,851,686	.03*	.14 *

* Not annualized.

† For the period April 13, 2009 (commencement of operations) to September 30, 2009.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual waiver of the funds management fee in effect during the period. As a result of such waiver, the management fee reflects a reduction of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2011	0.25%

September 30, 2010	0.25

September 30, 2009	0.12

d Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

26	27

Notes to financial statements 9/30/11

Note 1: Significant accounting policies

Putnam Money Market Liquidity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks as high a rate of current income as Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital, maintenance of liquidity and stability of principal. The fund invests mainly in money market instruments that are high quality and have short-term maturities. The fund invests significantly in certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances.

The fund offers class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. Class P shares are only available to other Putnam funds.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2010 through September 30, 2011.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

E) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the reporting period ended, there were no temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund required no such reclassifications.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Undistributed ordinary income	$158,106
Undistributed short-term gain	125,231

The aggregate identified cost on a financial reporting and tax basis is the same.

H) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.25% of the average net assets of the fund. Putnam Management has agreed to waive its management fee from the fund through January 30, 2012. During the reporting period, the fund waived $12,233,845 as a result of this waiver.

Putnam Management has also contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,394 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,446, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $552,856,397,015 and $554,627,840,213, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

	Year ended 9/30/11	Year ended 9/30/10

Class P

Shares sold	28,337,119,922	26,495,645,884

Shares issued in connection with
reinvestment of distributions	—	—

	28,337,119,922	26,495,645,884

Shares repurchased	(30,111,797,345)	(23,753,383,743)

Net increase (decrease)	(1,774,677,423)	2,742,262,141

Note 5: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2011, there were 107 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Kenneth R. Leibler	Vice President and
Management, LLC	Robert E. Patterson	BSA Compliance Officer
One Post Office Square	George Putnam, III
Boston, MA 02109	Robert L. Reynolds	Robert T. Burns
	W. Thomas Stephens	Vice President and
Investment Sub-Manager		Chief Legal Officer
Putnam Investments Limited	Officers
57–59 St James’s Street	Robert L. Reynolds	James P. Pappas
London, England SW1A 1LD	President	Vice President

Marketing Services	Jonathan S. Horwitz	Judith Cohen
Putnam Retail Management	Executive Vice President,	Vice President, Clerk and
One Post Office Square	Principal Executive	Assistant Treasurer
Boston, MA 02109	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Custodian		Vice President, Senior Associate
State Street Bank	Steven D. Krichmar	Treasurer and Assistant Clerk
and Trust Company	Vice President and
	Principal Financial Officer	Nancy E. Florek
Legal Counsel		Vice President, Assistant Clerk,
Ropes & Gray LLP	Janet C. Smith	Assistant Treasurer and
Vice President, Assistant
Independent Registered	Treasurer and Principal	Proxy Manager
Public Accounting Firm	Accounting Officer	Susan G. Malloy
KPMG LLP		Vice President and
	Beth S. Mazor	Assistant Treasurer
Trustees	Vice President
Jameson A. Baxter, Chair
Ravi Akhoury	Robert R. Leveille
Barbara M. Baumann	Vice President and
Charles B. Curtis	Chief Compliance Officer
Robert J. Darretta
John A. Hill

This report is for the information of shareholders of Putnam Money Market Liquidity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN112
270362 11/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2011	$49,034	$--	$3,350	$ —
September 30, 2010	$41,281	$--	$3,150	$ —

For the fiscal years ended September 30, 2011and September 30, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,350 and $ 3,150 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2011	$ —	$ —	$ —	$ —

September 30, 2010	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 29, 2011